June 2009 IPAA/OGIS London Conference Exhibit 99.1

Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities,
competition, regulatory changes and other factors discussed in
PXP’s filings with the Securities and Exchange Commission.

PXP
Historical Prices
WTI NYMEX and Forward Curve
Source: Goldman Sachs, NYMEX
NYMEX Oil Price
30
40
50
60
70
80
90
100
110
120
130
140
$150
2006 2007 2008 2009 2010 2011
$   0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
$150
$   0
10
20
2012
May 15, 2009

PXP
PXP Today
•
$4.9 billion enterprise value
(1)
•
292 MMBOE proved reserves
(2)
•
80,900 BOE per day production
(3)
•
2.2 billion BOE potential reserves
•
122 million shares outstanding
(4)
•
43% debt-to-total capitalization
(1) Reflects stock price as of 5/18/09 and total debt.
(2) YE 2008.
(3) Reported average production for 1Q 2009.
(4) Reflects April public offering of 13.8 million shares.

5 PXP PXP Strategy - "Times Like These" Conservative Financial Strategy Conservative Financial Strategy Aggressive Operational Strategy Aggressive Operational Strategy

PXP
$600
$565
$400
$500
$0
$500
$1,000
$1,500
$2,000
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Financial Strength
Strong Liquidity With No Near Term Debt Maturities
Credit Revolver      Senior Notes - WACC ~ 8.60%
Liquidity and Debt Maturity Profile
Millions
-0-
Balance
$500MM
Cash
$1.84 Billion
Current
Liquidity
$1,340

PXP
0
120
240
360
480
0
20
40
60
80
2009 Hedge Positions
Based on Estimated 2009 & 2010 Production Volumes
MMbbl/d
80% Protected
(1)
Oil $55 Puts
Nat Gas $10 - $20 Collars
Nat Gas Physical Purchase
(3)
MMcf/d
Total Hedged Position
(3)
for 2009 is 80% of
Production Guidance Mid-Point
Oil $55 Puts
Nat Gas $6.12-$8 3 Way Collars
(2)
2009 2010
(1) 2009e production represents guidance mid-point.
(2) PXP receives difference between floor of $6.12 less NYMEX up to a maximum of $1.48 per MMBtu. PXP pays if NYMEX >$8.00 ceiling.
(3) Hedge position includes approximately 40 - 45 MMcf/d of natural gas purchased for our California operations.
Nat Gas Physical Purchase
(3)

PXP
PXP Strategy Detail
Financially Conservative
•
$1.34 billion available under revolver
•
+$500 million in cash
Operationally Aggressive
•
Begin development of Diatomite, Non-Diatomite and Miocene
projects to maintain oil production volumes
•
Accelerate Haynesville development to increase natural gas
production
•
Execute high potential exploration to build future development portfolio

PXP
2009 Capital Program
$1,050
MM
Development Development-Haynesville
Development capital includes exploitation, real estate, capitalized interest and G&A costs.
Exploration
26
Rigs Avg.
20%
43%
12%
7%
4%
16%
18%
37%
37%

PXP
California
Onshore/Offshore
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales
Pt Arguello
•
174 MMBOE Net Proved
Reserves
(1)
•
275 MMBOE Net  Reserve
Potential
•
69% Proved Developed
•
Capex ~ $69 MM est.
•
10 yr R/P
(2)
•
2,500+ future well locations
•
Price differentials protected by
contract
•
Projecting 15% - 20% reduction in
LOE for 2009
(1) Reserves: As of 12/31/08.
(2) Using 12/31/08 proved reserves and annualized 4   quarter 2008 production.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.
th

San Luis Obispo
San Luis Obispo
Santa Maria
Santa Barbara
Goleta
N
W
E
S

PXP
Projection: NAD 1927 CAL VII
Location Map
San Joaquin Valley
T:\California\Regional_CA\Graphics\ppt\\CA_Relief_maps.ppt
Midway Sunset
Cymric
South Belridge
McKittrick
Legend
PXP LEASES
Diatomite/Non-Diatomite
• Steam recovery
•
Development Resource
~ 165 MMBOE
• Diatomite ~ 62 MMBOE
• Non-Diatomite ~ 103
MMBOE
Diatomite/Non-Diatomite
Onshore California – Bakersfield
Arroyo Grande
Santa Maria Basin
Bakersfield

PXP
Miocene Sands
Onshore California - LA Basin
Location Map
LA Basin
Projection: NAD 1927 CAL VII
Legend
PXP LEASES
T:\California\Regional_CA\Graphics\ppt\\CA_Relief_maps.ppt
Miocene/Pliocene Sands
• Waterflood recovery
•
Development Resource
~ 112 MMBOE
Los Angeles
Montebello
Inglewood
Urban Area
Las Cienegas

TEXAS
LOUISIANA
UPSHUR
MARION
Jefferson
Uncertain
HARRISON
Marshall
Longview
Hallsville
GREGG
CADDO
BOSSIER
Bossier City
Shreveport
WEBSTER
Minden
CLAIBORNE
BIENVILLE
Tatum
Carthage
PANOLA
Henderson
RUSK
DE SOTO
RED RIVER
Mansfield
Center
SHELBY
Huxley
NACOGDOCHES
Nacogdoches
SAN AUGUSTINE
SABINE
Chireno
NATCHITOCHES
Natchitoches
Location Map

13 PXP Legend PRODUCING WAITING ON COMPLETION 2009 DRILLS ACTIVE DRILLING Projection: NAD 1927 LA North Haynesville Shale 2009 Activity

Well Count
MMcf/d
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09

14 PXP PXP Net Gas Production & Gross Well Count 0 50 100 150 200 250 0 15 30 45 60 75 Haynesville Shale Planned Ramping of Production Well count Net MMcf/d

PXP
0
300
600
900
1,200
1,500
2009 2010 2011 2012 2013 2014
0
50
100
150
200
250
Haynesville Economics
$1.62 Mcfe or $9.72/BOE January 1, 2009 Project Cost Forward F&D:
$1.83 Mcfe or $10.98/BOE
PXP 2009 Net H’ville F&D:
(1) Assumed D&C costs for first 3 years = $7 MM per well, after 3 years = $6 MM per well.
6.5 Bcfe Est. Median Gross EUR per Well:
$7 MM
(1)
Est. Median Gross Well Cost:
6.7 Tcfe
Est. Net Resource Potential:
1,375 Potential Net Locations:
111,000
Net Acreage:
20% WI/15% NRI PXP Interest:
Avg. Yearly Producing Wells           H'Ville CAPEX
Avg. Yearly Production
MMcf/d
PXP Projected Net Production
$452
MM
$648
MM
$758
MM
$569
MM
$216
MM
$216
MM

PXP
Texas/Louisiana
Haynesville Shale
• 111,000 net acres
• 1,375 potential net locations
• 25 rigs operating
• Current production +20 MMcf/d net
Texas Panhandle
• 532,000 gross acres
• 715 square miles 3D
seismic
• Granite Wash
potential
• Current Production
+35 MMcf/d net
South Texas
• 94,000 gross acres
• 321 square miles 3D seismic
• 1 rig operating
• Current production +50 MMcf/d net
Big Mac
• 72,000 gross acres
• 275 square miles
3D seismic
The shaded areas are for illustrative purposes only and do not reflect actual leasehold acreage.
South Texas
South Texas
Haynesville
Panhandle
Big Mac
Big Mac
Flatrock
• 56,000 gross acres offshore Louisiana
• 215 square miles 3D seismic
• 6 successful wells drilled
• Current production +50 MMcf/d net

17 PXP Gulf of Mexico Exploration Success Continues New Orleans Discoveries S. Timbalier 168 Friesian Friesian # 2 2009 Drilling Friesian Deep Salida Rickenbacker Northwood Flatrock Field

PXP
Friesian Project
Green Canyon Area, GOM
Tahiti
Reserve Potential
approx. 300 MMBOE
PXP - 50% W.I.
Est. Reserves 500 MMBOE
Est. Prod. 135 MBOEPD
Miocene
Type Log
29,000’
Friesian
Friesian 1
Friesian 2

PXP
Friesian Project
Green Canyon Area, GOM
Net Reserve Potential 150 MMBOE
Miocene
Type Log
Miocene
Friesian Tahiti
Recently added 89’ high
quality deeper oil pay
Currently setting liner to drill
ahead to M-21 Sand
389 net feet of oil pay

PXP
Lower Tertiary (LT) Wilcox Inboard Boundary
Stones
Chinook
Cascade
St. Malo
Jack
Julia
Tucker
Kaskida
Buckskin
Great White et al
Industry L. Tertiary Discoveries/Fields
Prospects
Big Foot
Shenandoah
Salida
Northwood
Rickenbacker
Lower Tertiary Wilcox Trend
Deepwater GOM (Paleogene)

Upper Wilcox
Lower Wilcox
OWC

Mini-basin
Mini-basin
SALT
SALT

21 PXP BP Exploration KC 292 OCS-G 25796 #1 BP2 EOCENE / WILCOX OWC -31,765 Salida Prospect Lower Wilcox Structure Salida Prospect Net Reserve Potential +100 MMBOE

Upper Wilcox
Lower Wilcox
OWC

SALT
Mini-basin
SALT

22 PXP BP Exploration KC 292 OCS-G 25796 #1 BP2 Map Horizon EOCENE / WILCOX OWC -31,765 Rickenbacker Prospect Top Paleocene / Lower Wilcox Rickenbacker Prospect Net Reserve Potential +100 MMBOE

23 PXP Northwood Prospect Wilcox Sand Structure BP Exploration KC 292 OCS-G 25796 #1 BP2 EOCENE / WILCOX OWC -31,765 Northwood Prospect Net Reserve Potential +100 MMBOE

#2
#1
Stacked Clastic Proposed
Coastal Sands
Oil Zone
PSTM Crossline
Inline:
Crossline:
3700.0
3500.0
3300.0
3100.0
2900.0
2700.0
2500.0
2300.0
2100.0
2590.0
X:676523.38, Y:1419150.00 Meters, Inline:3766.0, Crossline:2590.0, T:1.790, PSTM Crossline:-0.693, Panel 1, 25x25m

PXP Purple Tiger Prospect Offshore Central Vietnam

PXP
Exploration Summary
+500 MMBOE
3Q09 Spud +100 MMBOE Purple Tiger
3Q09 Spud +100 MMBOE Rickenbacker
June 09 Spud +100 MMBOE Northwood
June 09 Spud +100 MMBOE Salida
Drilling +100 MMBOE Friesian
Status
Net
Potential

PXP
+2.15 Billion BOE Resource Potential
Potential Reserves
950 MMBOE
275 MMBOE
100 MMBOE
20 MMBOE
10 MMBOE
~1.3 Billion BOE
Development Resource Potential
Region
Haynesville
California
Panhandle/S. TX
Gulf of Mexico
Rockies
~850 Million BOE
Exploration Resource Potential
Potential Reserves
750 MMBOE
100 MMBOE
Region
Gulf of Mexico
Vietnam

PXP
0
100
200
300
400
500
600
2008 2009 2010 2011
Proved Reserves Target Growth
$55.00 & $5.50 Flat NYMEX Pricing
292
351
(1)
421
(1)
500
(1)
277
15 H-Ville
54
H-Ville
297
104
H-Ville
317
162
H-Ville
338
Total Adds
100
Total Adds
88
(1) Illustrates estimated reserves using NYMEX pricing and recent historical average differentials of 15%.
Total Adds
110

PXP
PXP Targets Over Next 5 Years
•
Double reserves of Company resulting in +20%
average per year reserve growth from existing
asset portfolio
•
Grow production 50% over the next 5 years
•
Efficiently manage business focusing on cost
reduction and profitability
•
Maintain conservative balance sheet with active
hedging program

29 PXP Addendum

PXP
Continued Commodity Price Protection
Financial Settlement Derivatives
Henry
Hub
$0.346 $10.00 Floor by
$20.00 Ceiling
150,000
MMBtu
Collars Jan – Dec 2009
WTI $3.38 $55.00
Strike Price
32,500 Bbls Put
Options
Jan – Dec 2009
$0.034
$5.00
AVERAGE
DEFERRED
PREMIUM
INDEX
AVERAGE
PRICE
DAILY
VOLUME
TYPE PERIOD
Crude Derivatives
Natural Gas Derivatives
Henry
Hub
$6.12 - $4.64
Floor by
$8.00 Ceiling
85,000
MMBtu
Put/Call
(2)
Jan – Dec 2010
WTI $55.00
Strike Price
40,000 Bbls Put
Options
(1)
Jan – Dec 2010
(1) An upfront payment of $3.86 per barrel was paid upon entering into this derivative contract.
(2) PXP receives difference between floor of $6.12 less NYMEX up to a maximum of $1.48 per MMBtu. PXP pays if NYMEX >$8.00 ceiling.

PXP
Income Statement Summary
- 4.5 Other Operating Expenses
3,629.7 - Impairment of Oil & Gas Properties
$     (6.52) $       0.05 Earnings (Loss) Per Share - diluted
$   (709.1) $         5.2 Net Income (Loss)
(1)
(1,153.6) 34.9 Income (Loss) Before Income Tax
(2,627.4) (20.3) Income (Loss) From Operations
621.5 91.7 DD&A & Accretion Expense
153.3 37.1 General & Administrative Expense
626.4 115.7 Production Costs
$ 2,403.5 $    228.5 Revenues
FY 2008 1Q 2009
(Millions)
(1) Includes an after-tax gain on mark-to-market derivative contracts of approximately $22 million for the three months ended March 31, 2009 and $972 million for twelve months ended December 31, 2008.

June 2009 IPAA/OGIS London Conference